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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2004

PEOPLE'S CHOICE HOME LOAN SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-2)


                   PEOPLE'S CHOICE HOME LOAN SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)




                 Delaware               333-111811              92-0181950
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(State or Other Jurisdiction            (Commission          (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)

7515 Irvine Center Drive                                           92618
------------------------                                           -----
Irvine, California                                              (Zip Code)

(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (949) 341-2000

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Item 2.      ACQUISITION OR DISPOSITION OF ASSETS.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits:



                   ITEM 601(a) OF
                   REGULATION S-K
    EXHIBIT NO.    EXHIBIT NO.             DESCRIPTION
    -----------    -----------             -----------
         1               99                Computational Materials --
                                           Computational Materials (as defined
                                           in Item 5) that have been provided by
                                           the Underwriter to certain
                                           prospective purchasers of the
                                           People's Choice Home Loan Securities
                                           Corp. Mortgage Pass-Through
                                           Certificates, Series 2004-2 (filed in
                                           paper pursuant to the automatic SEC
                                           exemption pursuant to Release
                                           33-7427, August 7, 1997)




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Item 5.           OTHER EVENTS.

         On or about August 27, 2004, the Registrant will cause the issuance and sale of approximately $731,219,000 initial principal amount of Mortgage Pass-Through Certificates, Series 2004-2 (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2004, among the Registrant, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee.

         In connection with the sale of the Series 2004-2, Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class B Certificates (the "Underwritten Certificates"), the Registrant has been advised by Lehman Brothers Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement 333-111811, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         ln addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PEOPLE'S CHOICE HOME LOAN
                                           SECURITIES CORP.

                                           By: /s/ Brad Plantiko
                                              ---------------------------------
                                           Name:   Brad Plantiko
                                           Title:  Chief Financial Officer

         Dated: August 31, 2004


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                                 EXHIBIT INDEX



                  Item 601(a) of     Sequentially
    Exhibit       Regulation S-K     Numbered
    Number        Exhibit No.        Description                  Page
    ------        -----------        -----------                  ----
      1              99              Computational Materials      Filed Manually